UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2011

CNB FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-13396	25-1450605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Second Street, PO Box 42, Clearfield, PA	16830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

CNB Financial Corporation intends to use the materials furnished herewith in one or more meetings with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1, and is being furnished pursuant to Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated March 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION
(Registrant)

By:	/S/ CHARLES R. GUARINO
Name:	Charles R. Guarino
Title:	Treasurer

Date: March 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated March 4, 2011